As filed with the Securities and
                                         Exchange Commission on February 5, 2001

                                         Registration No. 333-


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            -------------------------

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          BANK UNITED CORP. LITIGATION CONTINGENT PAYMENT RIGHTS TRUST

             (Exact Name of Registrant as Specified in Its Charter)

Delaware                                                 76-6168223
------------------------------------------               ----------
                                                         (I.R.S. Employer
(State of Incorporation or Organization)                 Identification No.)

C/O BANK UNITED CORP.
3200 SOUTHWEST FREEWAY
HOUSTON, TEXAS                                           77027
------------------------------------------               -----
(Address of Principal Executive Offices)                 (Zip Code)




If this form relates to the                  If this form relates to the
registration of a class of                   registration of a class of
securities pursuant to Section               securities pursuant to Section
12(b) of the Exchange Act and is             12(g) of the Exchange Act and is
effective pursuant to General                effective pursuant to General
Instruction A.(c), please check              Instruction A.(d), please check
the following box. [ ]                       the following box. [X]


Securities Act registration file number to which this form relates: File No. 333-49302

Securities to be registered pursuant to Section 12(b) of the Act:

          Title of Each Class              Name of Each Exchange on Which
          to be so Registered              Each Class is to be Registered
          -------------------              ------------------------------

                  None                                   N/A



Securities to be registered pursuant to Section 12(g) of the Act:

                     Contingent Payment Rights Certificates
--------------------------------------------------------------------------------
                                (Title of Class)

Item 1.  Description of Registrant's Securities to be Registered

      A description of the securities to be registered appears on pages 14 through 15 (under the caption "Description of the CPR Certificates") of the form of prospectus included in the Registration Statement on Form S-4 (File No. 333-49302) of the registrant filed with the Securities and Exchange Commission on January 9, 2001. Such description, as amended or supplemented from time to time, is hereby incorporated by reference herein. In addition, since such description has been included in the form of prospectus filed by the registrant on January 12, 2001, pursuant to Rule 424(b) under the Securities Act of 1933, such prospectus is also hereby incorporated by reference herein.

Item 2.  Exhibits

      The following exhibits are incorporated herein by reference, pursuant to Rule 12b-32 of the Securities Exchange Act of 1934:

1.  Declaration of Trust of the registrant (incorporated by reference to Exhibit
3.1 to the registrant's Registration Statement on Form S-4).

2.  Certificate of Trust of the registrant (incorporated by reference to Exhibit
3.2 to the registrant's Registration Statement on Form S-4).

3. Form of Amended and Restated Declaration of Trust of Bank United Corp. Litigation Contingent Payment Rights Trust (incorporated by reference to Exhibit
4.1 to the registrant's Registration Statement on Form S-4).

4. Form of Commitment Agreement to be entered into between the registrant and Bank United Corp. (incorporated by reference to Exhibit 10.1 to the registrant's Registration Statement on Form S-4).

5. Certificate of Trust of Bank United Corp. Payment Rights Trust (incorporated by reference to Exhibit 99.1 to the registrant's Registration Statement on Form S-4).

6. Form of Declaration of Trust of Bank United Corp. Payment Rights Trust (incorporated by reference to Exhibit 99.2 to the registrant's Registration Statement on Form S-4).

                                    SIGNATURE

           Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.


                                    BANK UNITED CORP. LITIGATION CONTINGENT
                                    PAYMENT RIGHTS TRUST

Dated:  February 5, 2001            By:  BANK UNITED CORP., as sponsor

                                    By:  /s/ Jonathon K. Heffron
                                         -----------------------
                                    Name: Jonathon K. Heffron
                                    Title: Executive Vice President, Chief
                                    Operating Officer and General Counsel